UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

KVH INDUSTRIES, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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KVH Industries, Inc.

Notice of Annual Meeting of Stockholders

to be held on May 25, 2005

and

Proxy Statement

IMPORTANT

Please mark, sign and date your proxy

and promptly return it in the enclosed envelope or

vote your proxy over the Internet or by telephone.

This proxy statement and form of proxy are first being mailed to stockholders on or about April 18, 2005.

KVH Industries, Inc.

50 Enterprise Center

Middletown, RI 02842-5279

April 18, 2005

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of KVH Industries, Inc. Our meeting will be held at the offices of Foley Hoag LLP, World Trade Center West, 155 Seaport Boulevard, 16th Floor, Boston, Massachusetts, 02210, on Wednesday, May 25, 2005, beginning at 11:00 a.m. Eastern time.

At this year’s annual meeting, stockholders will be asked to elect three directors and vote upon any other matters appropriate to the meeting. We have provided additional information about the annual meeting in the attached notice of annual meeting and proxy statement.

Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone, or by mailing a completed proxy card. Voting your proxy will ensure your representation at the annual meeting. If you hold your shares indirectly, such as through a brokerage firm or similar institution, you should follow the voting instructions provided by that firm.

I urge you to review the proxy materials carefully and to vote for the proposal described in the proxy statement.

Thank you for your cooperation, continued support, and interest in KVH Industries, Inc. I hope to see you at the annual meeting.

Sincerely,

/s/ Martin A. Kits van Heyningen
Martin A. Kits van Heyningen President and Chief Executive Officer

KVH INDUSTRIES, INC.

Notice of Annual Meeting of Stockholders

to be held on May 25, 2005

KVH Industries, Inc., hereby gives notice that it will hold its annual meeting of stockholders at the offices of Foley Hoag LLP, World Trade Center West, 155 Seaport Boulevard, 16th Floor, Boston, Massachusetts 02210 on Wednesday, May 25, 2005, beginning at 11:00 a.m., Eastern time, for the following purposes:

1.	To consider and vote upon the election of three class III directors; and

2.	To transact such further business as may properly come before the annual meeting or any adjournment of the meeting.

Our board of directors has fixed the close of business on Friday, April 1, 2005, as the record date for the determination of the stockholders entitled to receive notice of, and to vote at, the annual meeting and any adjournment of the meeting. Only stockholders of record on April 1, 2005, are entitled to receive notice of, and to vote at, the annual meeting or any adjournment of the meeting.

By order of the board of directors,

/s/ Robert W.B. Kits van Heyningen
Robert W.B. Kits van Heyningen Secretary

Middletown, Rhode Island

April 18, 2005

YOUR VOTE IS IMPORTANT

Please sign and return the enclosed proxy, whether or not you plan to attend the annual meeting.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

Purpose of the annual meeting

At the annual meeting, we will submit the following proposal to the stockholders:

Proposal One: To elect three Class III directors to a three-year term.

Our board of directors does not intend to present to the annual meeting any business other than the proposal described in this proxy statement. Our board of directors was not aware, a reasonable time before mailing this proxy statement to stockholders, of any other business that may be properly presented for action at the annual meeting. If any other business should come before the annual meeting, the persons present will have discretionary authority to vote the shares they own or represented by proxy in accordance with their judgment, to the extent authorized by applicable regulations.

Record date

Our board of directors has fixed the close of business on Friday, April 1, 2005, as the record date for the annual meeting. Only stockholders of record as of the close of business on that date are entitled to receive notice of the annual meeting, and to vote at, the annual meeting. At the close of business on the record date, there were issued and outstanding 14,536,483 shares of our common stock. Each share of common stock outstanding on the record date will be entitled to cast one vote.

Methods of voting

The shares represented by your properly signed proxy card will be voted in accordance with your directions. If you do not specify a choice with respect to a proposal for which our board of directors has made a recommendation, the shares covered by your signed proxy card will be voted as recommended in this proxy statement. We encourage you to vote on all matters to be considered.

Voting by mail:

By signing and returning the proxy card in the enclosed envelope, you are enabling the individuals named on the proxy card (known as proxies) to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted even if you are unable to attend the meeting. If you received more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

Voting by telephone:

To vote by telephone, please follow the instructions included on your proxy card. If you vote by telephone, you do not need to complete and mail your proxy card.

Voting on the Internet:

To vote on the Internet, please follow the instructions included on your proxy card. If you vote on the Internet, you do not need to complete and mail your proxy card.

Voting in person at the meeting:

If you plan to attend the meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of the shares held in street name. If you wish to vote shares held in street name at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote your shares.

Quorum

Our by-laws provide that a quorum consists of a majority of the shares of common stock issued, outstanding, and entitled to vote at the annual meeting. Shares of common stock represented by a properly signed and returned proxy will be treated as present at the annual meeting for purposes of determining the existence of a quorum at the annual meeting. In general, votes withheld from any nominee for election as director, abstentions, if applicable, and broker “non-votes,” if applicable, are counted as present or represented for purposes of determining the existence of a quorum at the annual meeting. A “non-vote” occurs when a broker or nominee holding shares for a beneficial owner returns a proxy but does not vote on a proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Vote required; tabulation of votes

A plurality of the votes properly cast at the annual meeting will be necessary to elect each of the three Class III directors to a three-year term. Abstentions and broker “non-votes” will not be included in calculating the number of votes cast on the proposal.

Our transfer agent, EquiServe, will separately tabulate the votes for each nominee at the annual meeting.

Solicitation of proxies

No compensation will be paid by any person in connection with our solicitation of proxies. We will reimburse brokers, banks and other nominees for the out-of-pocket expenses and other reasonable clerical expenses they incur in obtaining instructions from beneficial owners of our common stock. In addition to our solicitation by mail, our directors, officers and employees may make special solicitations of proxies personally or by telephone, facsimile, courier or e-mail. We expect that the expense of any special solicitation will be nominal. We will pay all expenses incurred in connection with this solicitation.

Revocability of proxy

You may revoke your proxy at any time before it is voted at the meeting. In order to revoke your proxy, you must either:

•	sign and return another proxy card with a later date;

•	provide written notice of the revocation of your proxy to our secretary; or

•	attend the meeting and vote in person.

PROPOSAL ONE: ELECTION OF DIRECTORS

Proposal One concerns the election of three Class III directors.

Our board of directors currently consists of seven directors and is divided into three classes. We refer to these classes as Class I, Class II and Class III. The term of one class of directors expires each year at the annual meeting of stockholders. Each director also continues to serve as a director until his or her successor is duly elected and qualified. This year, the term of the Class III directors is expiring.

Our nominating committee has nominated Martin A. Kits van Heyningen, Robert W.B. Kits van Heyningen, and Bruce J. Ryan to serve as Class III directors for a three-year term. Our stockholders elected Messrs. Martin Kits van Heyningen and Robert Kits van Heyningen at our annual meeting of stockholders in May 2002, and their current terms will expire at the 2005 annual meeting. Mr. Ryan was appointed to the board in July 2003 to fill a vacancy caused by resignation of a Class III director.

Proxies will not be voted at the 2005 annual meeting for more than three candidates.

Messrs. Martin Kits van Heyningen, Robert Kits van Heyningen, and Ryan have each agreed to serve if elected, and we have no reason to believe that they will be unable to serve. If any of them is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for another nominee that our board will designate at that time.

Our board of directors recommends that you vote FOR the election of Messrs. Martin A. Kits van Heyningen, Robert W.B. Kits van Heyningen, and Bruce J. Ryan.

Directors and Executive Officers

Our executive officers and directors are as follows:

Name	Age	Position
Arent H. Kits van Heyningen	88	Chairman of the Board of Directors
Martin A. Kits van Heyningen	46	President, Chief Executive Officer and Director
Patrick J. Spratt	57	Chief Financial Officer
Ian C. Palmer	39	Executive Vice President, Satellite Sales
Robert J. Balog	41	Vice President, Engineering (Satellite Products)
Daniel R. Conway	51	Vice President, Business Development
James S. Dodez	46	Vice President, Marketing
Dr. Kalyan Ganesan	56	Vice President, Engineering (Defense Products)
Robert W.B. Kits van Heyningen	48	Vice President, Research and Development and Director
Mark S. Ain (1)(2)(3)	61	Director
Stanley K. Honey (3)	50	Director
Bruce J. Ryan (1)(2)(3)	61	Director
Charles R. Trimble (1)(2)(3)	63	Director

(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.

Our executive officers are appointed by, and serve at the discretion of, our board of directors. Arent H. Kits van Heyningen is the spouse of Josina de Smit, our Treasurer, and they are the parents of Martin A. Kits van Heyningen and Robert W.B. Kits van Heyningen.

Directors serving a term expiring at the 2005 annual meeting (Class III directors):

Martin A. Kits van Heyningen, one of our founders, has served as our president and a director since 1982 and has served as our chief executive officer since 1990. From 1980 to 1982, Mr. Kits van Heyningen was employed by the New England Consulting Group, a marketing consulting firm, as a marketing consultant. Mr. Kits van Heyningen received a B.A. cum laude from Yale University.

Robert W.B. Kits van Heyningen, one of our founders, has served as one of our directors since 1982 and as our vice president of research and development since April 1998. From 1982 to April 1998, he served as our vice president of engineering. From 1979 to 1982, Mr. Kits van Heyningen was an associate engineer at the Submarine Signal Division of Raytheon Company and from 1977 to 1984, he served as a consultant to various companies and universities. Mr. Kits van Heyningen received a B.S. in physics from McGill University with a minor in computer science.

Bruce J. Ryan has served as one of our directors, the chairman of our audit committee, and a member of our compensation committee since July 2003. He has also been a member of our nominating and corporate governance committee since February 2004. Mr. Ryan is currently the chairman of Infinicon Systems, a provider of solutions based on Infiniband technology. From February 1998 to November 2002, he served as executive vice president and chief financial officer of Global Knowledge Network, a provider of information technology and computer software training programs and certifications. From 1994 to 1997, he served as the executive vice president and chief financial officer of Amdahl Corporation, a provider of information technology solutions. Mr. Ryan previously had a 25-year career at Digital Equipment Corporation, where he served in various executive positions, including senior vice president of the financial services, government and professional services business group. Mr. Ryan also serves on the board of directors of CNT Corporation, Tarantella, Inc., and Axeda Systems. He received a B.S. in business administration from Boston College and an M.B.A. from Suffolk University.

Directors serving a term expiring at the 2006 annual meeting (Class I directors):

Mark S. Ain has served as one of our directors since 1997, the chairman of our compensation committee since 1997, a member of our audit committee since 2000 and a member of our nominating and corporate governance committee since February 2004. He is the chief executive officer and chairman of the board of directors of Kronos Incorporated, which he founded in 1977. Mr. Ain also serves on the boards of directors of the Park Electrochemical Corporation, LTX Corporation and the Walker School. He received a B.S. from the Massachusetts Institute of Technology and an M.B.A. from the University of Rochester.

Stanley K. Honey has served as one of our directors since 1997 and a member of our nominating and corporate governance committee since February 2004. Since January 2004, Mr. Honey has served as the chief scientist of Sportvision Systems, LLC, which he co-founded in November 1997. He served as president and chief technology officer of Sportvision Systems from 2000 to January 2004 and as its executive vice president and chief technology officer from 1998 to 2000. From 1993 to 1997, Mr. Honey served as executive vice president of technology for the New Technology Group of News Corporation. From 1989 to 1993, Mr. Honey served as president and chief executive officer of ETAK, Inc., a wholly owned subsidiary of News Corporation. Mr. Honey founded ETAK in 1983 and served as its executive vice president of engineering until News Corporation acquired it in 1989. Mr. Honey received a B.S. from Yale University and an M.S. from Stanford University.

Directors serving a term expiring at the 2007 annual meeting (Class II directors):

Arent H. Kits van Heyningen, one of our founders, has served as our chief scientist and chairman of the board of directors since 1982. From 1963 to 1986, Mr. Kits van Heyningen was principal engineer at the Submarine Signal Division of Raytheon Company. Mr. Kits van Heyningen received a B.S. and an M.S. in electrical engineering from Delft Technical University, the Netherlands.

Charles R. Trimble has served as one of our directors since 1999, a member of our audit committee since 2001, a member of our compensation committee since 2000 and a member of our nominating and corporate governance committee since February 2004. From 1981 to 1998, he served as the president and chief executive officer of Trimble Navigation Limited, a GPS company which he founded in 1978. Previously, he served as the manager of integrated circuit research and development at Hewlett-Packard’s Santa Clara Division. Mr. Trimble is an elected member of the National Academy of Engineering, and he has been chairman of the United States GPS Industry Council since 1996. He received a B.S. in engineering physics, with honors, and an M.S. in electrical engineering from the California Institute of Technology.

Our executive officers who are not also directors are listed below:

Patrick J. Spratt has served as our chief financial officer since July 2002. From April 2001 to June 2002, Mr. Spratt served as an independent consultant, including service as the chief financial officer of FabCentric, Inc., a provider of productivity software for semiconductor manufacturing, from April 2001 until its acquisition in December 2001. From January 2000 to April 2001, Mr. Spratt served as a director and the chief financial officer of NEGEN Access, Inc., an early-stage broadband telecommunications company. From 1998 to January 2000, he served as the chief financial officer and treasurer of BioReliance Corporation, a pharmaceutical and biotechnology testing, development and manufacturing firm. Mr. Spratt previously had a 25-year career at Digital Equipment Corporation, including terms of service as vice president of investor relations from 1996 to 1998, vice president of business operations for computer systems from 1994 to 1996, and vice president of finance for worldwide engineering from 1993 to 1994. Mr. Spratt holds a B.A. in mathematics from Boston College and an M.B.A. from Boston University and has completed executive education programs at Columbia University and Harvard Business School.

Ian C. Palmer has served as our executive vice president of satellite sales since May 2004, and from September 2000 to May 2004, he served as our vice president of satellite sales. From September 1998 to September 2000, he served as director of satellite sales, from February 1997 to September 1998, he served as our reseller sales manager, from December 1995 to February 1997 he served as our sales manager and from December 1993 to December 1995, he served as our marine sales coordinator. From December 1989 to December 1993, Mr. Palmer served as sales manager for Euro Marine Trading. He received a B.A. in international relations and business from Boston University.

Robert J. Balog has served as our vice president of engineering (satellite products) since he joined the company in February 2005. From June 2003 to January 2005, Mr. Balog served as president of his own engineering contract services company, Automation Services, Inc., a contract product development and services group specializing in a wide range of automation solutions. From June 2001 to May 2003, Mr. Balog served as vice president of engineering at ADE Corporation. From 1989 to April 2001, Mr. Balog held a number of positions, at Speedline Technologies, Inc., a supplier of capital equipment to the electronics assembly industry, including general manager and vice president of research and development. He has served on the board of directors of the Surface Mount Equipment Manufacturers Association, serving as chairman and numerous other positions. Mr. Balog is the recipient of 10 U.S. patents. Mr. Balog holds a B.S. in Computer Science from Purdue University.

Daniel R. Conway has served as our vice president of business development for military and industrial products since January 2003. From March 2000 to December 2002, Mr. Conway was the vice president of sales and marketing at BENTHOS Inc., an oceanographic technology company with customers in the marine, oil and gas, government and scientific markets. From 1980 to January 2000, he served in a variety of positions at Anteon (formerly Analysis & Technology), including vice president for new business development and acquisition integration from 1997 to January 2000 and vice president of operations for the Newport, Rhode Island operation from 1991 to 1997. Mr. Conway served for five years as a member of the U.S. Navy nuclear submarine force and was a Commander in the U.S. Naval Reserve (Naval Intelligence) for more than 10 years. He is a graduate of the U.S. Naval Academy with post-graduate studies in nuclear engineering, and he received an M.B.A. from the University of Rhode Island.

James S. Dodez has served as our vice president of marketing since October 1998. From 1995 to October 1998, he served as our vice president of marketing and reseller sales and from 1986 to 1995, he served as our marketing director. From 1985 to 1986, Mr. Dodez was the marketing director at Magratten Wooley, Inc., an advertising agency. Mr. Dodez received a B.S. from Miami University of Ohio.

Dr. Kalyan Ganesan has served as our vice president of engineering (defense products) since February 2005. From May 2002 to February 2005, he served as our vice president of engineering. From February 2001 to February 2002, Dr. Ganesan served as the vice president of engineering for CoWave Networks, an early-stage developer of wireless broadband products. From February 1990 to September 2000, he served as an assistant vice president at Hughes Network Systems, where he oversaw engineering and product research and development within the Satellite and Broadband Carrier Networks Divisions. From 1986 to 1990, he served as U.S. West’s technical director for advanced technologies. Dr. Ganesan received a B.S. in electrical engineering from Annamalai University, India and an M.S. in electronics and communications engineering from the Indian Institute of Technology, New Delhi, India. He received his Ph.D. in computer science and engineering from Case Western Reserve University.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

At the close of business on April 1, 2005, there were issued and outstanding 14,536,483 shares of our common stock entitled to cast 14,536,483 votes. On April 1, 2005, the closing price of the common stock as reported on the Nasdaq National Market was $8.90 per share.

Principal stockholders

The following table provides, to the knowledge of management, information regarding the beneficial ownership of our common stock as of April 1, 2005, or as otherwise noted, by:

•	each person known by us to be the beneficial owner of more than five percent of our common stock;

•	each of our directors;

•	each executive officer named in the summary compensation table; and

•	all of our current directors and executive officers as a group.

The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. The inclusion of shares listed as beneficially owned does not constitute an admission of beneficial ownership. Shares included in the “Right to acquire” column consist of shares that may be purchased through the exercise of options that vest within 60 days of April 1, 2005.

	Shares beneficially owned
	Outstanding	Right to acquire	Total	Percent
5% Stockholders

Royce & Associates, LLC (1) 1414 Avenue of the Americas New York, NY 10019	1,765,000	—	1,765,000	12.1%

Downtown Associates, LLC (2) 674 Unionville Road, Suite 105 Kennett Square, PA 19348	1,336,970	—	1,336,970	9.2

Systematic Financial Management, L,.P. (3) 300 Frank W. Burr Blvd. Glenpointe East, 7th Floor Teaneck, NJ 07666	1,317,135	—	1,317,135	9.1

Massachusetts Financial Services Company (4) 500 Bolyston Street Boston, MA 02116	1,070,470	—	1,070,470	7.4

Directors
Arent H. Kits van Heyningen (5)	579,685	29,425	609,110	4.2
Martin A. Kits van Heyningen (6)	273,962	114,975	388,937	2.7
Robert W.B. Kits van Heyningen	115,946	26,875	142,821	*
Mark S. Ain	26,800	33,750	60,550	*
Stanley K. Honey	18,375	25,000	43,375	*
Charles R. Trimble	8,000	33,750	41,750	*
Bruce J. Ryan	—	23,750	23,750	*

Other Named Executive Officers
Patrick J. Spratt	10,562	47,250	57,812	*
Ian C. Palmer	12,336	37,500	49,836	*
James S. Dodez (7)	49,420	25,624	75,044	*

All current directors and executive officers as a group (13 persons)	1,102,724	456,374	1,559,098	10.4%

*	Less than one percent.

(1)	Information is based on a Schedule 13G/A filed by Royce & Associates, LLC with the Securities and Exchange Commission on January 31, 2005.
(2)	Information is based on a Schedule 13G/A filed by Ronald J. Juvonen, in his capacity as the managing member of Downtown Associates, L.L.C., with the Securities and Exchange Commission on February 14, 2005. The Schedule 13G/A states that Downtown Associates I, LP, Downtown Associates II, LP, Downtown Associates III, LP, Downtown Associates IV, LP and Downtown Associates V, LP (the “Downtown Funds”) hold 1,336,970 shares, and that Mr. Juvoven, as the managing member of Downtown Associates, L.L.C., the general partner of the Downtown Funds, has sole voting power and sole dispositive power of those shares.
(3)	Information is based on a Schedule 13G filed by Systematic Financial Management, L.P. with the Securities and Exchange Commission on February 14, 2005. The Schedule 13G states that Systematic Financial Management, L.P., an investment advisor, has sole voting power of 1,221,810 shares and sole dispositive power of 1,317,135 shares.
(4)	Information is based on a Schedule 13G filed by Massachusetts Financial Services Company with the Securities and Exchange Commission on February 8, 2005.
(5)	Includes 242,752 shares of common stock and 2,550 shares subject to options held by Arent H. Kits van Heyningen’s spouse, who is our Treasurer. Arent H. Kits van Heyningen is the father of Martin A. Kits van Heyningen and Robert W.B. Kits van Heyningen and disclaims beneficial ownership of his sons’ shares.
(6)	Includes 5,620 shares of common stock and 6,225 shares subject to options held by Mr. Kits van Heyningen’s spouse, who is one of our employees.
(7)	Includes 2,529 shares of common stock held by Mr. Dodez’s spouse and children.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. SEC regulations require executive officers, directors and greater-than-ten-percent stockholders to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3, 4, 5, and amendments thereto furnished to us with respect to 2004, we believe that all Section 16(a) filing requirements applicable to our executive officers, directors and greater-than-ten-percent stockholders were fulfilled in a timely manner.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Director Independence

A majority of our directors are independent directors under the rules of the Nasdaq Stock Market. Our board of directors has determined that our independent directors are Messrs. Ain, Honey, Ryan and Trimble.

Board Meetings

During 2004, our board of directors met seven times. Each incumbent director attended at least 75% of the total number of meetings held by the board and the committees of the board on which he served during 2004. To the extent reasonably practicable, directors are expected to attend board meetings, meetings of committees on which they serve, and, starting in 2005, our annual meeting of stockholders. Last year, two of the seven individuals then serving as directors attended the annual meeting.

Board Committees

Our board of directors has three standing committees: the audit committee, the nominating and corporate governance committee and the compensation committee. Each member of the audit committee, the nominating and corporate governance committee and the compensation committee meets the independence requirements of the Nasdaq Stock Market for membership on the committees on which he serves. The audit committee, the nominating and corporate governance committee and the compensation committee each have the authority to retain independent advisors and consultants. We pay the fees and expenses of these advisors.

Audit Committee

Our audit committee is currently composed of Messrs. Ain, Ryan and Trimble. Our audit committee provides the opportunity for direct contact between our independent registered public accounting firm and members of the board of directors; the auditors report directly to the committee. The committee assists the board in overseeing the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent registered public accounting firm’s qualifications and independence, and the performance of our independent registered public accounting firm. The committee is directly responsible for appointing, compensating, evaluating and, when necessary, terminating our independent registered public accounting firm. Our audit committee has established procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by our employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Our board has determined that Mr. Ryan is an audit committee financial expert under the rules of the Securities and Exchange Commission. Our audit committee met eight times during 2004. Our board of directors adopted a new audit committee charter in February 2004 and reviewed and re-affirmed its contents in February 2005.

Nominating and Corporate Governance Committee

Our board of directors established a nominating and corporate governance committee in February 2004. The current members of our nominating and corporate governance committee are Messrs. Ain, Honey, Ryan and Trimble. Our nominating and corporate governance committee’s responsibilities include providing recommendations to our board of directors regarding nominees for director and membership on the committees of our board. An additional function of the committee is to develop corporate governance practices to recommend to our board and to assist our board in complying with those practices. Our board of directors has adopted a charter for this committee, which we have made available through the Investor Relations page of our web site at www.kvh.com.

Compensation Committee

The compensation committee’s responsibilities include providing recommendations to our board regarding the compensation levels of directors, approving, or recommending for approval by our board, the compensation levels of executive officers, providing recommendations to our board regarding compensation programs, administering our incentive-compensation plans and equity-based plans, authorizing grants under our stock option plans, and authorizing other equity compensation arrangements. Our compensation committee met four times during 2004. Our compensation committee is currently composed of Messrs. Ain, Ryan and Trimble.

Compensation committee interlocks and insider participation

No member of the compensation committee had any relationship requiring disclosure under the rules of the Securities and Exchange Commission regarding transactions and relationships with related parties.

Director candidates and selection processes

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to our board members and others for recommendations, meetings from time to time to evaluate biographical information and background materials relating to potential candidates, and interviews of selected candidates by members of the committee and other members of our board. The committee may also solicit the opinions of third parties with whom the potential candidate has had a business relationship. Once the committee is satisfied that it has collected sufficient information on which to base a judgment, the committee votes on the candidate or candidates under consideration.

In evaluating the qualifications of any candidate for director, the committee considers, among other factors, the candidate’s depth of business experience, reputation for personal integrity, understanding of financial matters, familiarity with the periodic financial reporting process, reputation, degree of independence from management, possible conflicts of interest and willingness and ability to serve. The committee also considers the degree to which the candidate’s skills, experience and background complement or duplicate those of our existing directors and the long-term interests of our stockholders. In the case of incumbent directors whose terms are set to expire, the committee also gives consideration to each director’s prior contributions to the board. The minimum qualifications that each director must possess consist of general familiarity with fundamental financial statements, ten years of relevant business experience, no identified conflicts of interest, no convictions in a criminal proceeding during the five years prior to the date of selection and the willingness to execute and comply with our code of ethics. In selecting candidates to recommend for nomination as a director, the committee abides by our company-wide non-discrimination policy.

The committee will consider director candidates recommended by stockholders and use the same process to evaluate candidates regardless of whether the candidates were recommended by stockholders, directors, management or others. The committee has not adopted any particular method that stockholders must follow to make a recommendation. We suggest that stockholders make recommendations by writing to the chairman of our nominating and corporate governance committee, in care of our offices, with sufficient information about the candidate, his or her work experience, his or her qualifications for director, and his or her references as will enable the committee to evaluate the candidacy properly. We also suggest that stockholders make their recommendations well in advance of the anticipated mailing date of our next proxy statement so as to provide our nominating and corporate governance committee an adequate opportunity to complete a thorough evaluation of the candidacy, including personal interviews. We remind stockholders of the separate requirements set forth in our by-laws for nominating individuals to serve as directors, which we discuss elsewhere in this proxy statement.

Communications with our Board of Directors

Our board, including all of the independent directors, has established a process for facilitating stockholder communications with our board. Stockholders wishing to communicate with our board should send written correspondence to the attention of our outside legal counsel, Adam Sonnenschein, Foley Hoag LLP, World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts 02210, and should include with the correspondence evidence that the sender of the communication is one of our stockholders. Satisfactory evidence would include, for example, contemporaneous correspondence from a brokerage firm indicating the identity of the stockholder and the number of shares held. Our legal counsel will forward all mail to each member of our board of directors.

Our board believes that this process will be sufficient to handle the relatively low volume of communications we have historically received from our stockholders. If the volume of communications increases, our board may elect to adopt more elaborate screening procedures.

Code of Ethics

We have adopted a code of ethics that applies to all of our directors, executive officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. The code of ethics includes provisions covering compliance with laws and regulations, insider trading practices, conflicts of interest, confidentiality, protection and proper use of our assets, accounting and record keeping, fair competition and fair dealing, business gifts and entertainment, payments to government personnel and the reporting of illegal or unethical behavior. You can obtain a copy of our code of ethics through the Investor Relations page of our web site at www.kvh.com.

REPORT OF THE AUDIT COMMITTEE

The board of directors appointed an audit committee to monitor the integrity of our company’s consolidated financial statements, its system of internal controls and the independence and performance of our independent registered public accounting firm. The audit committee also selects our company’s independent registered public accounting firm. The audit committee is governed by a written charter adopted by the board of directors.

The audit committee currently consists of three independent directors. Each member of the audit committee meets the independence requirements of the Nasdaq Stock Market for membership on the audit committee.

Our company’s management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our company’s independent registered public accounting firm is responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. However, we are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. We have relied, without independent verification, on the information provided to us and on the representations made by our company’s management and independent registered public accounting firm.

In fulfilling our oversight responsibilities, we discussed with representatives of KPMG LLP, our company’s independent registered public accounting firm for 2004, the overall scope and plans for their audit of our company’s consolidated financial statements for 2004. We met with them, with and without our company’s management present, to discuss the results of their examinations and their evaluations of our company’s internal controls and the overall quality of our company’s financial reporting.

We reviewed and discussed the audited consolidated financial statements for 2004 with management and the independent registered public accounting firm.

We discussed with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, including a discussion of our company’s accounting principles, the application of those principles, and the other matters required to be discussed with audit committees under generally accepted auditing standards.

In addition, we received from the independent registered public accounting firm a letter containing the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed the disclosures with them, as well as other matters relevant to their independence from management and our company. In evaluating the independence of our auditors, we considered whether the services they provided to our company beyond their audit and review of our consolidated financial statements were compatible with maintaining their independence. We also considered the amount of fees they received for audit and non-audit services.

Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the audit committee charter, we recommended to the board of directors that our company’s audited consolidated financial statements for 2004 be included in our company’s annual report on Form 10-K.

The Audit Committee

Bruce J. Ryan (Chairman) Mark S. Ain Charles R. Trimble

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Our audit committee appointed KPMG LLP as our independent accountants to audit our consolidated financial statements for 2004. We have not selected an independent registered public accounting firm for 2005 because our audit committee has not yet met to make this determination. We expect that representatives of KPMG LLP will be present at the annual meeting. They will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions from stockholders.

Fees for professional services

The following is a summary of the estimated fees for professional services rendered by KPMG LLP for 2004 and 2003:

Fee category	Fees
	2004	2003
Audit fees (1)	$445,000	$258,000
Audit-related fees	12,000	11,000
Tax fees	19,000	68,340
All other fees	—	—

Total fees	$476,000	$337,340

(1)	As of the date of this proxy statement, we have not completed our management’s report on internal control over financial reporting, and accordingly KPMG LLP has not completed its audit of our management’s report on internal control over financial reporting. As we indicated in our annual report on Form 10-K, we intend to file our management’s report on internal control over financial reporting and the related attestation report of KPMG LLP by April 30, 2005. The amount presented in this table represents the amount we have estimated for audit fees incurred or to be incurred with respect to 2004. KPMG LLP has billed us an aggregate of $351,600 for financial statement and internal control audit fees incurred through March 10, 2005.

Audit fees. Audit fees represent fees for professional services performed by KPMG LLP for the audit of our annual financial statements, the audit of our internal controls over financial reporting and the review of our quarterly financial statements. The 2003 audit fees included $94,000 in attestation services rendered in connection with the filing of our common stock registration statement on Form S-3 in November 2003 and the related prospectus.

Audit-related fees. Audit-related fees represent fees for assurance and related attestation services performed by KPMG LLP that are reasonably related to the performance of the audit or review of our financial statements. For both 2004 and 2003, these fees included services performed by KPMG LLP in connection with the statutory audit of our 401(k) employee benefit plan.

Tax fees. Tax fees represent fees for professional services performed by KPMG LLP with respect to corporate tax compliance, tax advice and tax planning.

All other fees. All other fees represent fees billed for products and services provided by KPMG LLP, other than those disclosed above.

Pre-approval policies and procedures

Our audit committee approves each engagement for audit or non-audit services before we engage KPMG LLP to provide those services.

Our audit committee has not established any pre-approval policies or procedures that would allow our management to engage KPMG LLP to provide any specified services with only an obligation to notify the audit committee of the engagement for those services. None of the services provided by KPMG LLP for 2004 was obtained in reliance on the waiver of the pre-approval requirement afforded in SEC regulations.

REPORT OF THE COMPENSATION COMMITTEE

The compensation committee established by our board of directors is currently composed of Messrs. Ain, Ryan and Trimble. Our board of directors adopted a charter for the compensation committee in April 2004. Under the charter, the compensation committee is responsible for recommending to the board the compensation philosophy and policies that we should follow, particularly with respect to the compensation of the members of our senior management. The committee is responsible for reviewing and approving, or recommending for approval by the board, the compensation of our executive officers, including our chief executive officer. In addition, the board has delegated to the committee the authority to administer, review and make recommendations with respect to our incentive compensation plans and our equity-based plans.

The following report summarizes our executive officer compensation policies for fiscal 2004.

The compensation package for our executive officers in fiscal 2004 had three principal components: (1) base salary; (2) bonus; and (3) stock options. Our executive officers were also eligible to participate in non-executive benefit plans on substantially the same terms as other employees.

In determining executive compensation, the compensation committee believes packages need to offer:

•	fair and competitive compensation that attracts and retains superior executive talent;

•	links to performance and stockholder interests with rewards for both short-term and long-term results;

•	incentive compensation programs that recognize both individual and team performance; and

•	features that encourage long-term career commitments to us and our stockholders.

Salaries are reviewed annually, and any adjustments are based on individual performance, changes in responsibilities and market-based comparisons with similar companies. Bonuses, which are included in the summary compensation table, generally are based on a percentage of operating income and dependent upon our achieving the year’s financial plan, as well as specific employee performance with respect to achievement of personal business goals. In addition to salaries and incentive bonuses, the compensation committee also grants significant stock options to executive officers and our other key employees in order to focus the efforts of these employees on the long-term enhancement of profitability and stockholder value. Our compensation policy also includes grants of stock options to many of our employees.

The Securities and Exchange Commission requires that this report comment upon the compensation committee’s policy with respect to Section 162(m) of the Internal Revenue Code, which limits our company’s tax deduction for compensation in excess of $1.0 million paid to our company’s chief executive officer and our company’s four other most highly compensated executive officers at the end of any year unless the compensation qualifies as “performance-based compensation.” The compensation committee’s policy with respect to Section 162(m) is to make a reasonable effort to cause compensation to be deductible by our company while simultaneously providing executive officers of our company with appropriate rewards for their performance. Through 2004, all compensation paid to executive officers whose compensation is subject to Section 162(m) has been deductible for tax purposes, because the compensation either did not exceed $1.0 million or qualified as performance-based compensation.

Martin A. Kits van Heyningen, our chief executive officer, was paid a base salary of $275,000 per annum in 2004 and received a bonus of $100,000 for FY2003. During 2004, Mr. Kits van Heyningen was granted options to purchase 25,000 shares of common stock at $15.46 per share. In setting Mr. Kits van Heyningen’s compensation for 2004, the compensation committee considered the compensation payable to chief executive officers of other similarly situated companies in our industry, as well as achievement of personal and corporate business goals established by the committee and Mr. Kits van Heyningen.

Compensation Committee

Mark S. Ain (Chairman) Bruce J. Ryan Charles R. Trimble

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director compensation

We pay our non-employee directors $1,500 for each board meeting attended. Directors who are employees do not receive separate fees for their services as directors.

Each newly elected non-employee director will automatically receive on the date of his or her election a nonqualified option to purchase 10,000 shares of our common stock at an exercise price equal to the fair market value of the common stock on that date. Each initial grant will vest in four equal quarterly installments after the date of grant and will have a term of five years. Currently, our non-employee directors are Messrs. Ain, Honey, Ryan and Trimble.

At the first meeting of the board of directors following the annual meeting of stockholders, non-employee directors will automatically receive a nonqualified option to purchase 5,000 shares of our common stock with an exercise price equal to the fair market value of the common stock on that date. Each such option vests immediately and has a term of five years.

In addition, each non-employee director who is appointed to serve on the audit committee of our board of directors will receive, on the date of his initial appointment, a nonqualified option to purchase 5,000 shares of our common stock at an exercise price equal to the fair market value of the common stock on that date and an additional 5,000 shares on each anniversary, so long as he continues to serve on our audit committee. Each such option will vest in four equal quarterly installments after the date of grant and will have a term of five years.

In accordance with the terms of our stock option plans, at the first meeting of the board of directors after the 2004 annual meeting of stockholders, each of Messrs. Ain, Honey, Ryan and Trimble received a nonqualified option to purchase 5,000 shares of common stock at an exercise price of $8.07 per share. On the anniversary of their appointment to the audit committee, each of Messrs. Ain, Ryan and Trimble also received a nonqualified option to purchase 5,000 shares of common stock at an exercise price of $8.07 per share.

We issued options to Martin A. Kits van Heyningen and Robert W.B. Kits van Heyningen as set forth in the tables entitled “Summary Compensation Table” and “Option Grants in Last Fiscal Year.” We also issued Arent H. Kits van Heyningen a nonqualified option to purchase 12,500 shares of our common stock at an exercise price of $15.46 in February 2004. This option vests in four equal annual installments.

Executive compensation

Compensation summary.

The following table provides summary information concerning the compensation earned by our chief executive officer and our four other most highly compensated executive officers for services rendered in all capacities for 2002, 2003, and 2004.

Other annual compensation in the form of perquisites and other personal benefits has been omitted as the aggregate amount of those perquisites and other personal benefits was less than $50,000 and constituted less than ten percent of the executive officers’ respective total annual salary and bonus.

The column entitled “securities underlying options” represents shares of common stock issuable upon exercise of stock options granted under our 1996 and 2003 stock option plans. The column entitled “salary” includes commissions paid to Ian C. Palmer of $44,416 in 2002, $39,416 in 2003 and $83,452 in 2004 and to James S. Dodez of $27,735 in 2002, $37,808 in 2003 and $43,111 in 2004.

Summary Compensation Table

	Year	Annual Compensation		Long-Term Compensation Awards	All Other Compensation ($)(1)
Name and Principal Position		Salary ($)	Bonus ($)	Securities Underlying Options (#)
Martin A. Kits van Heyningen (2) President and Chief Executive Officer	2004 2003 2002	$279,519 250,353 225,762	$100,250 67,800 51,000	25,000 50,000 50,000	$	— — —

Patrick J. Spratt (2) Chief Financial Officer	2004 2003 2002	205,611 189,801 88,942	50,250 27,500 1,000	15,000 15,000 90,000		699 30,000 —	(3)

Ian C. Palmer Executive Vice President of Satellite Sales	2004 2003 2002	240,436 176,535 175,717	250 24,471 12,500	37,500 12,500 12,500		868 — —

James S. Dodez Vice President of Marketing	2004 2003 2002	208,340 191,948 175,985	250 1,000 1,000	12,500 10,000 10,000		— — —

Robert W.B. Kits van Heyningen (2) Vice President of Research and Development	2004 2003 2002	175,851 168,523 163,771	25,398 24,416 —	12,500 12,500 10,000		1,245 — —

(1)	All Other Compensation includes matching company contributions to the KVH 401(k) plan.
(2)	Bonuses generally represent amounts earned and accrued during the prior year.
(3)	Amounts represent relocation related expenses paid in 2003.

Option grants in last fiscal year.

The following table provides information concerning stock options granted to the executive officers named in the summary compensation table.

Amounts reported in the last two columns represent hypothetical values that may be realized upon exercise of the options immediately before the expiration of their term, assuming the specified compounded rates of appreciation of the price of our common stock over the term of the options. These numbers are calculated based on the rules of the Securities and Exchange Commission and do not represent our estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings depend on the timing of the exercise of the option and the sale of the common stock, as well as the future performance of the common stock. The rates of appreciation assumed in this table may not be achieved and the officers may never receive the amounts reflected. This table does not take into account any change in the price of the common stock after the date of grant. The values shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise.

Option grants in last fiscal year

	Individual Grants					Potential realizable value at assumed annual rates of stock price appreciation for option term
	Number of Securities underlying options granted (#)		Percent of total options granted to employees in fiscal year	Exercise price ($/share)	Expiration date
Name						5% ($)	10% ($)
Martin A. Kits van Heyningen	25,000	(1)	7.4%	$15.46	2/25/09	$106,783	$235,962
Patrick J. Spratt	15,000	(1)	4.5%	15.46	2/25/09	64,070	141,577
Ian C. Palmer	12,500	(1)	3.7%	15.46	2/25/09	53,391	117,981
	25,000	(2)	7.4%	13.47	5/13/09	93,038	205,589
James S. Dodez	12,500	(1)	3.7%	15.46	2/25/09	53,391	117,981
Robert W.B. Kits van Heyningen	12,500	(1)	3.7%	15.46	2/25/09	53,391	117,981

(1)	Represents shares of common stock issuable upon exercise of incentive and nonqualified options granted under our 1996 stock option plan. The options were granted on February 25, 2004 and vest in four equal annual installments beginning on the first anniversary of the date of grant.
(2)	Represents shares of common stock issuable upon exercise of a nonqualified option granted under our 2003 stock option plan. These options were granted on May 13, 2004 and vest in four equal annual installments beginning on the first anniversary of the date of grant.

Aggregate option exercises and fiscal year-end option values.

The following table provides information concerning stock options exercised during 2004 and stock options held at December 31, 2004 by the executive officers named in the summary compensation table.

The value realized upon the exercise of options is based on the last sale prices of the common stock on the respective dates of exercise, as reported by the Nasdaq National Market, less the applicable option exercise prices. The value of unexercised in-the-money options at fiscal year-end is based on $9.80 per share, the last sale price of our common stock on December 31, 2004, as reported on the Nasdaq National Market. Actual gains, if any, will depend on the value of the common stock on the date of the sale of the shares.

Aggregated option exercises in last fiscal year and fiscal year-end option values

	Shares acquired on exercise (#)	Value realized ($)	Number of securities underlying unexercised options at fiscal year-end		Value of unexercised in-the-money options at fiscal year-end
Name			Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
Martin A. Kits van Heyningen	20,000	$352,420	97,500	97,500	$319,900	$118,000
Patrick J. Spratt	6,000	39,962	39,750	71,250	84,600	105,750
James S. Dodez	20,000	330,540	15,000	27,500	39,688	25,063
Ian C. Palmer	5,000	30,116	22,500	56,250	72,998	31,328
Robert W.B. Kits van Heyningen	5,000	24,400	20,625	29,375	63,588	25,063

Equity compensation plans

The following table provides information as of December 31, 2004 regarding shares authorized for issuance under our equity compensation plans, including individual compensation arrangements.

The equity compensation plans approved by our stockholders are our Amended and Restated 1996 Incentive and Nonqualified Stock Option Plan, 2003 Incentive and Nonqualified Stock Option Plan and Amended and Restated 1996 Employee Stock Purchase Plan. As of December 31, 2004, we did not have any equity compensation plans not approved by our stockholders.

Equity compensation plan information

Plan category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (#)
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	1,219,559	$9.92	843,727	(1)

Equity compensation plans not approved by stockholders	—	—	—

Total	1,219,559	$9.92	843,727	(1)

(1)	Includes 62,319 shares of common stock reserved for future issuance under our Amended and Restated 1996 Employee Stock Purchase Plan.

PERFORMANCE GRAPH

The following graph compares the performance of our cumulative stockholder return with that of the Nasdaq Stock Market Composite Index, a broad equity market index, and the Nasdaq Telecommunications Stock Index, a published industry index. The cumulative stockholder returns for shares of our common stock and for the market indices are calculated assuming $100 was invested on December 31, 1999. We paid no cash dividends during the period shown. The performance of the market indices is shown on a total return (dividends reinvested) basis.

Five-Year Cumulative Total Return

	Value of investment as of December 31,
	1999	2000	2001	2002	2003	2004
Nasdaq National Market Composite	$100	$60	$48	$33	$49	$54
Nasdaq Telecommunications	100	43	28	13	22	23
KVH Industries, Inc.	100	180	194	281	898	320

STOCKHOLDER PROPOSALS

Stockholder proposals for inclusion in our proxy materials relating to our 2006 annual meeting of stockholders must be received by us at our executive offices no later than December 16, 2005 or, if the date of that meeting is more than 30 calendar days before or after May 25, 2006, a reasonable time before we begin to print and mail our proxy materials with respect to that meeting.

In addition, our by-laws provide that a stockholder desiring to bring business before any meeting of stockholders or to nominate any person for election to the board of directors must give timely written notice to our secretary in accordance with the procedural requirements set forth in our by-laws. In the case of a regularly scheduled annual meeting, written notice must be delivered to or mailed and received at our principal executive offices not less than 60 days nor more than 90 days before the scheduled annual meeting, must describe the business to be brought before the meeting and must provide specific information about the stockholder, other supporters of the proposal, their stock ownership and their interest in the proposed business. If we hold our 2006 annual meeting before May 3, 2006, and if we give less than 70 days’ notice or prior public disclosure of the date of that meeting, then the stockholder’s notice must be delivered to or mailed and received at our principal executive offices not later than the close of business on the tenth day after the earlier of (1) the day on which we mailed notice of the date of the meeting and (2) the day on which we publicly disclosed the date of the meeting. Currently, in order to bring an item of business before the 2006 annual meeting in accordance with our by-laws, a stockholder must deliver the requisite notice of that item of business to us between February 2, 2006 and March 4, 2006.

AVAILABLE INFORMATION

Stockholders of record on April 1, 2005 will receive a proxy statement and our annual report to stockholders, which contains detailed financial information about us. The annual report is not incorporated herein and is not deemed a part of this proxy statement.

APPENDIX A – PROXY CARD

KVH INDUSTRIES, INC.

Dear Stockholder,

Please take note of the important information enclosed with this proxy card.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return it in the enclosed postage-paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders to be held on May 25, 2005.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

KVH Industries, Inc.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL.

KVH INDUSTRIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF KVH INDUSTRIES, INC.

A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF

DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

Proxy for Annual Meeting of Stockholders

to be held on May 25, 2005

The undersigned hereby appoints Patrick Spratt and Adam Sonnenschein, or either of them acting singly, proxies and attorneys-in-fact, with full power of substitution, to vote all shares of Common Stock of KVH Industries, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Foley Hoag LLP, World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts, 02210-2600, on May 25, 2005 at 11:00 a.m., local time, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting and Proxy Statement dated April 18, 2005, a copy of which has been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

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KVH INDUSTRIES, INC.

C/O EQUISERVE TRUST COMPANY N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet	OR	Vote-by-Telephone
Log on to the Internet and go to http://www.eproxyvote.com/kvhi		Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

☒	PLEASE MARK VOTES
AS IN THIS EXAMPLE

KVH INDUSTRIES, INC.
1. To elect three directors to serve for a three-year term.			2. To transact any other business as may properly come before the meeting.
Nominees:	(1) Martin A. Kits van Heyningen (2) Robert W.B. Kits van Heyningen (3) Bruce J. Ryan
			For	Against	Abstain
	For	Withheld

For nominee(s) except as noted above

Mark box at right if an address change or comment has been noted on the reverse side of this card

Please be sure to sign and date this Proxy.

Signature:	Date:	Signature:	Date:

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL.

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